                  AGREEMENT AND PLAN OF MERGER



                            among



                Alfa International Holdings Corp.



                             and



                       Kuczynski Corp.



                             and



                     Journey of Light, Inc.








                       ------------------
                         May 19, 2005
                       ------------------

                                 TABLE
OF CONTENTS









Page







1.
The Merger



9








1.1
Merger



9








1.2
Filing and Effectiveness



9








1.3
Certificate of Inc. &  By-Laws of Surviving
Corporation

9








1.4
Certificate of Incorporation & By-Laws
of Alfa


10








1.5
Directors; Officers



10








1.6
Effect of the Merger



10








1.7
Name Change



10














2.
Status and Conversion of Securities



10








2.1
Alfa



10








2.2
Kuczynski Corp.



11








2.3
Journey of Light, Inc.



11








2.4
Calculation of Merger Price /
Conversion of Securities


12








2.5
Payment of Merger Price



13








2.6
Closing of Transfer Books



14













Page

2.7
No Further Rights



14







3.
Representations & Warranties of JOL



14








3.1
Due Incorporation and Qualification;






  Authorization



14








3.2
Outstanding Securities



15








3.3
Options or Other Rights



16








3.4
No Breach



16








3.5
Title to Shares



16








3.6
Financial Statements



16








3.7
Absence of Certain Changes or Events



17








3.8
Absence of Undisclosed Liabilities



17








3.9
Information Supplied



17








3.10
Brokers



18














4.
Representations and Warranties of Alfa and the Merger-Sub


18








4.1
Due Incorporation



18








4.2
Corporate Power



18








4.3
Options or Other Rights



19






Page















4.4
Corporate Status



19








4.5
No Breach



19








4.6
Financial Statements



20








4.7
Absence of Certain Changes or Events



20








4.8
Absence of Undisclosed Liabilities



20








4.9
Information Supplied



21














5.
Covenants and Agreements



21








5.1
Expenses



21








5.2
Further Assurances



21














6.
Conditions Precedent to the Obligation of





  Alfa and the Merger-Sub to Effect the Merger



22








6.1
Representations and Warranties



22








6.2
Litigation



22








6.3
Certified Copies of Board Resolutions






  and Consents



22








6.4
The Qutopia Project



23






Page







7.
Conditions Precedent to the Obligation of





  JOL to Effect the Merger



23








7.1
Representations and Warranties



23








7.2
Litigation



23








7.3
Certified Copies of Board Resolutions






  and Consents



24







8.
Termination



24







9.
Indemnification



24







10
..
Miscellaneous



25








10.1
Publicity



25








10.2
Notices



25








10.3
Entire Agreement



26








10.4
Modification



26








10.5
Waiver



26








10.6
Governing Law



26








10.7
Binding Effect; No Assignment



27








10.8
Variations in Pronouns



27













Page








10.9
Counterparts



27








10.10
Exhibits & Schedules



27








10.11
Headings



27








10.12
Confidentiality



27






                           SCHEDULES:


Schedule 1.3.1    Certificate of Incorporation of the Merger-Sub

Schedule 1.3.2    By-Laws of the Merger -Sub

Schedule 1.4.1    Certificate of Incorporation of Alfa

Schedule 1.4.2    By-Laws of Alfa

Schedule 3.6      JOL Liabilities

Schedule 3.7      Changes or Events - JOL

Schedule 4.6      Alfa Liabilities

Schedule 4.7      Changes or Events - Alfa

                           EXHIBITS:


Exhibit A:   Alfa's December 31, 2004 Report on Form 10-KSB, and
             Alfa's March 31, 2005 Report on Form 10-QSB.

Exhibit B:   JOL's certified financial statements for its fiscal
             years ended December 31, 2004 and December 31, 2005.

Exhibit C:   Alfa Warrants & Options outstanding

Exhibit D:   JOL Warrants & Options outstanding

Exhibit E:   Form of Alfa Warrant; Form of JOL Warrant;

Exhibit F:   Form of Unanimous Joint Consent of the Directors and
             Sole Shareholder of the Merger-Sub

Exhibit G:   Form of Certified Resolution of the Board of
             Directors of JOL

Exhibit G1:  Form of Resolution of the Board of Directors of JOL

Exhibit H:   Form of Certified Resolutions of the Board of
             Directors of Alfa

Exhibit H1:  Form of Resolution of the Board of Directors of Alfa

Exhibit I:   Blank

Exhibit J:   Form of Certificate of Merger - New York

Exhibit K:   Form of Certificate of Merger - Delaware

Exhibit L:   Form of Written Consent a majority of the
             shareholders of JOL

Exhibit M:   Form of Written Consent a majority of the
             shareholders of Alfa

Exhibit N:   Draft Memorandum of Understanding

               AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER dated May 19, 2005 (the "Merger Agreement"), among Alfa International Holdings Corp., a Delaware corporation ("Alfa"), Kuczynski Corp., a New York corporation (the "Merger-Sub") and Journey of Light, Inc., a Delaware corporation ("JOL"). The Merger-Sub shall be the surviving corporation of the proposed merger between the Merger-Sub and JOL and, in such capacity, the Merger-Sub shall sometimes be referred to herein as the "Surviving Corporation."

W I T N E S S E T H:

     WHEREAS, the Merger-Sub was recently formed and constituted as a wholly-owned subsidiary of Alfa for the purpose of merging with JOL as provided for in this Agreement, and

     WHEREAS, the respective Boards of Directors of Alfa, the Merger-Sub and JOL have determined that it is advisable and in the best interests of their respective equity owners to consummate the business combination transaction provided for herein in which JOL would merge (the "Merger") with and into the Merger-Sub; and

     WHEREAS, Alfa, the Merger-Sub and JOL desire to make certain agreements in connection with the Merger.


     NOW, THEREFORE, in consideration of the mutual premises, covenants, and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     The Merger.

     1.1     Merger.  At the Effective Time (as defined in
Section 1.2), JOL shall be merged with and into the Merger-Sub (the "Merger") in accordance with the provisions of this Merger Agreement and the New York Business Corporation Law and the Delaware Corporation Law and the separate existence of JOL shall thereupon cease. The Merger-Sub shall be the surviving corporation in the Merger, and the name of the Surviving Corporation shall become "Journey of Light, Inc." As a result of the Merger, all outstanding shares of capital stock of JOL (the "JOL Capital Stock"), and any options, warrants or other securities convertible into JOL Capital Stock shall be converted in the manner provided in Article 2.


     1.2 Filing and Effectiveness. As soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth, JOL and the Merger-Sub shall deliver for filing with the Secretary of the State of New York pursuant to the New York Business Corporation Law and with the Secretary of the State of Delaware pursuant to the Delaware Corporation Law duly executed Certificates of Merger, substantially in the form of Exhibits J and K (the "Certificates of Merger"). The Merger shall become effective on the date and at the time that the Certificates of Merger are filed with the Secretary of State of New York and the Secretary of State of Delaware (the "Effective Time").

     1.3 Certificate of Incorporation and By-Laws of Surviving Corporation. At the Effective Time, (i) the Articles of Incorporation of the Merger-Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until amended as provided in the New

York Business Corporation Law and (ii) the By-Laws of the Merger-Sub as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation. The Certificate of Incorporation and By-Laws of the Merger-Sub as in effect as of the date hereof and to be in effect as of the Effective Time are attached hereto as Schedules 1.3-1 and 1.3-2, respectively.

1.4     Certificate of Incorporation and By-Laws of Alfa.     The
Certificate of Incorporation and the By-Laws of Alfa as in effect on the date hereof and to be in effect as of the Effective Time are attached hereto as Schedules 1.4-1 and 1.4-2, respectively.

1.5     Directors; Officers.     The Directors and officers of
the Merger-Sub at the Effective Time shall continue as the Directors and officers of the Surviving Corporation to hold office subject to the By-laws of the Surviving Corporation.

1.6     Effect of the Merger.     At the Effective Time, the
Merger-Sub as the Surviving Corporation, (i) shall continue to possess all of its respective property, rights, privileges, immunities, powers and purposes and shall succeed respectively to all of the property, rights, privileges, immunities, powers and purposes of JOL, and (ii) shall continue to be subject to all of its respective liabilities, obligations and penalties and shall succeed respectively to all of the liabilities, obligations and penalties of JOL, all as more fully provided for under the applicable provisions of the New York Business Corporation Law and the Delaware Corporation Law.

1.7     Name Change.     As soon as practicable on or after the
Effective Time, the Merger-Sub shall amend its Certificate of Incorporation to (i) change its corporate name to "Journey of

Light, Inc.", and (ii) to reduce its authorized capital stock to 1,000 shares of Merger-Sub Common Stock.

2.     Status and Conversion of Securities.

     2.1     Alfa.     Alfa is currently authorized to issue
50,000,000 shares of its $0.001 par value common stock ("Alfa Common Stock") and 1,000,000 shares of its $0.001 par value preferred stock (the "Preferred Stock"), 108,850, shares of which Preferred Stock have been, as of the date of this Merger Agreement, issued and designated Series B Redeemable Convertible Preferred Stock (the "Series B Preferred Stock"). The 108,850 shares of Series B Preferred Stock are convertible into 4,354,000 shares of Alfa Common Stock. As of the date of this Merger Agreement there are 11,655,552 shares of Alfa Common Stock issued and outstanding. Alfa also has outstanding 5,124,000 common stock purchase warrants (the "Alfa Warrants") at various exercise prices per share as indicated on Exhibit C attached hereto. The aforementioned 11,655,552 shares of Alfa Common Stock plus the 4,354,000 shares of Alfa Common Stock into which the Series B Preferred Stock is convertible plus any additional shares of Alfa Common Stock that are issued prior to the Effective Time as a result of the exercise of Alfa Warrants or otherwise, are hereinafter referred to as the "Outstanding Alfa Common Stock". The holders of the shares of Outstanding Alfa Common Stock are hereinafter referred to as the "Alfa Shareholders".

     2.2     Kuczynski Corp.     The Merger-Sub is authorized to
issue 13,000,000 shares of its common stock, $0.01 par value (the "the Merger-Sub Common Stock") and 12,000,000 shares of its preferred stock, $0.01 par value . As of the date of this Merger Agreement, 1,000 shares of the Merger-Sub Common Stock (the "Outstanding Merger-Sub Common Stock") are issued and outstanding and shall remain outstanding (the "Surviving Corporation Common Stock") and none of the Merger-Sub's preferred stock is either issued or outstanding, so that at the Effective Time, Alfa shall be the holder of all of the issued and outstanding shares of the Surviving Corporation Common Stock.

     2.3     Journey of Light, Inc.     JOL is authorized to
issue 50,000,000 shares of common stock, par value $.0001 per share (the "JOL Common Stock"). As of the date of this Merger Agreement there are 15,561,000 shares of JOL Common Stock issued and outstanding. JOL also has outstanding 62,235 common stock purchase warrants each exercisable for the purchase of one share of JOL Common Stock at one dollar ($1.00) per share and 922,000 common stock purchase warrants each exercisable for the purchase of one share of JOL Common Stock at eight dollars ($8.00) per share (collectively, the "JOL Warrants") as indicated on Exhibit D attached hereto. The aforementioned 15,561,000 shares of JOL Common Stock together with any additional shares of JOL Common Stock that are issued prior to the Effective Time as a result of the exercise of JOL Warrants, are hereinafter referred to as the "Outstanding JOL Common Stock". The holders of the shares of Outstanding JOL Common Stock are hereinafter referred to as the "JOL Shareholders".

     2.4  Calculation of Merger Price / Conversion of Securities.

     2.4.1 The number of shares of Alfa Common Stock to be issued to the JOL Shareholders in exchange for each share of the Outstanding JOL Common Stock is equal to that number (the "Merger Price Number") which is calculated by dividing the Outstanding Alfa Common Stock by the Outstanding JOL Common Stock and carrying out such calculation to two (2) decimal places.

     2.4.2  At the Effective Time by virtue of the Merger:

     (a) Each share of the Outstanding JOL Common Stock which is issued and outstanding immediately prior to the Effective Time, shall, automatically and without any action on the part of the holder thereof, become and be converted into the right to receive the number of fully paid and non-assessable shares of Alfa Common Stock that is calculated by multiplying the number one (1) by the Merger Price Number in accordance with paragraph 2.5 hereof (the "Merger Price").

     (b) Each Alfa Warrant which is issued and outstanding immediately prior to the Effective Time shall continue in full force in accordance with the terms and conditions contained in such Alfa Warrant.

     (c) Each JOL Warrant which is issued and outstanding immediately prior to the Effective Time shall automatically and without any action on the part of the holder thereof, become and be converted into the right to receive one (1) fully paid and nonassessable Alfa Warrant, exercisable at the "Exercise Price" (as defined in such JOL Warrant for which it is being exchanged) for the purchase of the number of shares of Alfa Common Stock that is calculated by multiplying the number one (1) by the Merger Price Number in accordance with paragraph 2.5 hereof (the "Merger Price"). Each Alfa Warrant issued pursuant to this paragraph 2.4.2(c) will be in the form of the Alfa Warrant attached hereto as Exhibit E.

     At the Effective Time all rights in respect of the JOL
Warrants and the shares of Outstanding JOL Common Stock shall cease to exist, other than the right to receive the Merger Price.

     2.5 Payment of Merger Price. The Merger Price shall be paid to the JOL Shareholders and to the holders of the JOL
Warrants, (collectively the "Sellers") as follows:

     (i) Upon receipt by Alfa of the certificates representing the shares of the Outstanding JOL Common Stock, Alfa will, in exchange for each share of Outstanding JOL Common Stock held by each Seller, issue to such Seller the number of shares of Alfa Common Stock that is calculated by multiplying the number one by the Merger Price Number. No fractional shares of Alfa Common Stock will be issued and all such fractional shares resulting from the calculation in this paragraph 2.5(i) will be rounded up to the nearest whole share amount.

     (ii) Upon receipt by Alfa of the certificates representing the JOL Warrants, Alfa will, in exchange for each JOL Warrant held by each Seller, issue to such Seller the number of Alfa Warrants, each exercisable at the "Exercise Price" (as defined in such JOL Warrant for which it is being exchanged) for the purchase of the number of shares of Alfa Common Stock that is calculated by multiplying the number one (1) by the Merger Price Number.

     The Alfa Common Stock and the Alfa Warrants which the Sellers will receive pursuant to paragraph 2.5 and the Alfa Common Stock to be issued upon the exercise of such Alfa Warrants will be "unregistered securities" as that term is defined under the Securities Act of 1933, as amended (the "Act") and as such will be subject to significant restrictions against sale or further transfer.

     2.6   Closing of Transfer Books.   At the Effective Time,
the stock transfer books of JOL shall be closed and no transfers of the JOL Capital Stock shall thereafter be made. If, after the Effective Time, valid certificates representing the JOL Common Stock or the JOL Warrants (collectively the "Securities") are presented to the Surviving Corporation, such certificates shall be cancelled and exchanged for the Merger Price as provided for herein.

     2.7   No Further Rights.   From and after the Effective Time
the Sellers shall cease to have any rights as stockholders of JOL or the Surviving Corporation, other than the right to receive the Merger Price in accordance with the terms hereof.

3.     Representations and Warranties of JOL.   JOL represents
and warrants to Alfa and the Merger-Sub as follows:
       3.1 Due Incorporation and Qualification; Authorization. JOL is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has the corporate power and lawful authority to own and lease its assets and properties and to carry on its business as now being, and as heretofore, conducted. JOL is not qualified or otherwise authorized as a foreign corporation to transact business in any jurisdiction other than New York and Delaware, and its failure to so qualify will not have a Materially Adverse Effect on JOL. The Merger and the actions contemplated by this Merger Agreement were approved by the written consent of a majority of the shareholders of JOL dated as of May 19, 2005 and attached hereto as Exhibit L. The Board of Directors of JOL duly approved this Merger Agreement by the Certified Resolution of the Board of Directors of JOL
attached hereto as Exhibit G.   JOL has the full legal right and
power and all authority and approval required to enter into, execute and deliver this Merger Agreement and to perform fully its obligations hereunder. This Merger Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of JOL enforceable in accordance with its terms. No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and, no approval or consent of any other person is required in connection with the execution and delivery by JOL of this Merger Agreement and the consummation and performance by JOL of the transactions contemplated hereby. As used herein, a "Material Adverse Effect" shall mean a material adverse effect on the businesses, properties, assets, liabilities, condition (financial or otherwise) or results of operations of an entity (or group of entities taken as a whole). Notwithstanding the foregoing, a Material Adverse Effect shall not include any change in political or economic matters of general applicability.

     3.2   Outstanding Securities.   JOL is authorized to issue
50,000,000 shares of JOL Common Stock, of which the number of shares outstanding immediately prior to the Effective Time will be equal to the number of shares of Outstanding JOL Common Stock (as defined in Section 2.3 hereof). JOL is authorized to and has, as of the date of this Merger Agreement, issued the JOL Warrants as described in Section 2.3 and Exhibit D hereof. The Securities comprise all of the securities of JOL. No other class of capital stock or security of JOL is authorized or outstanding. All of the Securities are duly authorized, validly issued, are of record owned by the Sellers and are fully paid and nonassessable.

     3.3   Options or Other Rights.   Other than the purchase
rights associated with the JOL Warrants there are no outstanding rights, subscriptions, warrants, calls, unsatisfied preemptive rights, options or other agreements of any kind to acquire any securities of JOL from JOL. At the Effective Time the unexercised JOL Warrants will be exchanged for the right to receive similar Alfa Warrants adjusted to reflect the Merger Price.

     3.4 No Breach. The execution, delivery and performance of this Merger Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both constitute) a default under (i) any provision of the Articles of Incorporation or By-laws of JOL or (ii) to the best of JOL's knowledge, (a) any contract or other agreement to which JOL is a party or by or to which it or any of its assets or properties may be bound or subject; (b) any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon JOL or upon the securities, properties or business of JOL; or (c) any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to JOL or to the securities, properties or business of JOL.

     3.5 Title to Shares. To the best of JOL's knowledge, each of the Sellers owns beneficially and of record the Securities, as recorded in the books and records of JOL, free and clear of any lien or other encumbrance.

     3.6 Financial Statements. JOL has delivered, or on or before the date of this Agreement (the "Closing Date") will deliver, to Alfa copies of its balance sheet, operating statements and schedule of shareholder's equity (collectively the "JOL Financial Statements") as at the end of its most recent two fiscal years, such JOL Financial Statements having been, or prior to the Effective Time will be, certified by any independent certified public accountant. Said JOL Financial Statements are complete, accurate and fairly present the financial condition of JOL as of the date thereof, all in conformity with generally accepted accounting principles applied on a consistent basis.
JOL has no material liabilities, either fixed or contingent, not reflected in such financial statements, other than for contracts or obligations incurred in the ordinary and usual course of business or as set forth in Schedule 3.6, and no such contracts or obligations constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of JOL as reflected in the JOL Financial Statements. All liabilities for the current and for all prior years, including any income and sales taxes or other taxes for which JOL has any liability, have been paid in full or have been adequately provided for in the JOL Financial Statements in accordance with generally accepted accounting principles.

     3.7  Absence of Certain Changes or Events.   Except as set
forth in Schedule 3.7 hereto or as contemplated hereby, since the date of the JOL Financial Statements, no change, event, or development or combination of changes or developments (including any worsening of any condition currently existing) has occurred or is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on JOL.

     3.8 Absence of Undisclosed Liabilities. Except for matters reflected or reserved against in the JOL Financial Statements, JOL did not have at such date and has not incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) of any nature, except liabilities or obligations which were incurred in connection with this Merger Agreement and the transactions contemplated hereby, or which were incurred in the ordinary course of business consistent with past practice.

     3.9 Information Supplied. Nothing in this Merger Agreement or any schedule, exhibit, certificate, document, or statement in writing which has been supplied by or on behalf of JOL, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact required to be stated or necessary in order to make the statements contained herein or therein not misleading. There is no fact known to JOL which materially and adversely affects JOL or the Surviving Corporation, which has not been set forth in this Merger Agreement or in the schedules, exhibits, certificates, documents, or statements in writing furnished by JOL in connection with the transactions contemplated by this Merger Agreement.


     3.10 Brokers. All negotiations relative to this Merger Agreement and the transactions contemplated hereby have been carried out by JOL directly with Alfa and the Merger-Sub without the intervention of any person on behalf of JOL in such manner as to give rise to any valid claim by any person against JOL, Alfa, or the Surviving Corporation for a finder's fee, brokerage commission, or similar payment.

4. Representations and Warranties of Alfa and the Merger-Sub. Alfa and the Merger-Sub represent and warrant to JOL as follows:
     4.1   Due Incorporation.    Alfa and the Merger-Sub are
corporations duly organized, validly existing and in good standing under the laws of the States of Delaware and New York, respectively, and each has the corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted.

     4.2   Corporate Power.    Each of Alfa and the Merger-Sub
has the full legal right and power and all authority and approval required to enter into, execute and deliver this Merger Agreement and to perform fully its respective obligations hereunder. This Merger Agreement has been duly executed and delivered and is the valid and binding obligation of both Alfa and the Merger-Sub enforceable in accordance with its terms. The Board of Directors and sole shareholder of the Merger-Sub have duly approved the Merger and this Merger Agreement by the Unanimous Joint Written Consent of the Merger-Sub's Board of Directors and Sole Shareholder dated May 19, 2005 and attached hereto as Exhibit F. Alfa's Board of Directors duly approved the Merger and this Merger Agreement at a special meeting held May 19, 2005. The resolutions adopted at that meeting are attached hereto as Exhibit H.

     4.3   Options or Other Rights.   Except as specified in
Exhibit C attached, as of the date of this Merger Agreement there are no outstanding rights, subscriptions, warrants, calls, unsatisfied preemptive rights, options, or other agreements of any kind to acquire any securities of Alfa from Alfa.

     4.4 Corporate Status. Alfa was incorporated in Delaware on October 8, 2004 and is a publicly traded company whose shares of common stock are traded in the over-the-counter market and quoted on the NASDAQ OTC Electronic Bulletin Board under the symbol "TYBR." The Merger-Sub was incorporated on November 4, 2003 under the laws of the State of New York and has not been engaged in active business operations. Prior to the Effective Time the Merger-Sub shall have no assets or liabilities other than the $1,000 of shareholder equity representing Alfa's cash payment for the Outstanding Merger-Sub Common Stock. There are no known claims against the Merger-Sub.

     4.5 No Breach. The execution, delivery and performance of this Merger Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both constitute) a default under (i) any provision of the Articles of Incorporation or By-laws of either Alfa or the Merger-Sub or (ii) to the best of the knowledge of Alfa and the Merger-Sub, (a) any contract or other agreement to which either Alfa or the Merger-Sub is a party or by or to which it or any of its assets or properties may be bound or subject; (b) any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon either Alfa or the merger-Sub or upon the securities, properties or business of either Alfa or the merger-Sub; or (c) any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Alfa or the merger-Sub or to the securities, properties or business of either Alfa or the merger-Sub.

     4.6 Financial Statements. Alfa has delivered, or on or before the Closing Date will deliver, to JOL copies of its balance sheet, operating statements and schedule of shareholder's equity (collectively the "Alfa Financial Statements") as at the end of its most recent two fiscal years, such Alfa Financial Statements having been certified by its independent certified public accountant. Said Alfa Financial Statements are complete, accurate and fairly present the financial condition of Alfa as of the date thereof, all in conformity with generally accepted accounting principles applied on a consistent basis. Alfa has no material liabilities, either fixed or contingent, not reflected in such financial statements, other than for contracts or obligations incurred in the ordinary and usual course of business or as set forth in Schedule 4.6, and no such contracts or obligations constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of

Alfa as reflected in the Alfa Financial Statements. All liabilities for the current and for all prior years, including any income and sales taxes or other taxes for which Alfa has any liability, have been paid in full or have been adequately provided for in the Alfa Financial Statements in accordance with generally accepted accounting principles.

     4.7   Absence of Certain Changes or Events.   Except as set
forth in Schedule 4.7 hereto or as contemplated hereby, since the date of the Alfa Financial Statements, no change, event, or development or combination of changes or developments (including any worsening of any condition currently existing) has occurred or is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Alfa.

     4.8   Absence of Undisclosed Liabilities.   Except for
matters reflected or reserved against in the Alfa Financial Statements, Alfa did not have at such date and has not incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) of any nature, except liabilities or obligations which were incurred in connection with this Merger Agreement and the transactions contemplated hereby, which were incurred in the ordinary course of business consistent with past practice.

     4.9   Information Supplied.   Nothing in this Merger
Agreement or any schedule, exhibit, certificate, document, or statement in writing which has been supplied by or on behalf of Alfa or the merger-Sub, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact required to be stated or necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Alfa or the merger-Sub which materially and adversely affects Alfa or the Merger-Sub or the Surviving Corporation, which has not been set forth in this Merger Agreement or in the schedules, exhibits, certificates, documents, or statements in writing furnished by Alfa or the merger-Sub in connection with the transactions contemplated by this Merger Agreement.

5.     Covenants and Agreements.   The parties covenant and agree
as follows:

     5.1   Expenses.   The Surviving Corporation shall, except as
otherwise specifically provided herein, bear all expenses incurred in connection with the preparation, execution and performance of this Merger Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

     5.2   Further Assurances.   Each of the parties shall
execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby including the filing of the Certificates of Merger. Each party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to its obligations to effect the Merger.

6.     Conditions Precedent to the Obligation of Alfa and the
Merger-Sub to Effect the Merger.   The obligation of Alfa and the
Merger-Sub to effect the Merger is subject to the fulfillment on or prior to the Effective Time of the following conditions, any one or more of which may be waived by Alfa and the merger-Sub:

     6.1 Representations and Warranties. The representations and warranties of JOL contained in this Merger Agreement shall be true and accurate on and as of the Effective Time with the same effect as though made on the Closing Date and JOL shall have performed all obligations and complied with all covenants required by this Merger Agreement to be performed or complied with by it prior to such Effective Time; and JOL shall have delivered to Alfa and the Merger-Sub a certificate dated at such Effective Time and signed by the Chairman of the Board of Directors, Chief Executive Officer or the President of JOL to the foregoing effect, to the best knowledge of the person giving such certificate.

     6.2   Litigation.   No action, suit or proceeding shall have
been instituted before any court or governmental or regulatory body or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the opinion of Alfa or the Merger-Sub, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of JOL.

     6.3 Certified Copies of Board Resolutions and Consents. JOL's corporate secretary shall deliver to Alfa and the Merger-Sub certified copies of (i) the Resolution of the Board of Directors of JOL in the form attached hereto as Exhibit G, and
(ii) the written consent of a majority of the JOL Shareholders in the form attached hereto as Exhibit L, authorizing the execution and delivery and the performance by JOL of its obligations under this Merger Agreement.

     6.4   The Qutopia Project.   JOL, or a joint-venture company
of which JOL is a member, or a third party company with which JOL has a contractual profit-sharing agreement with respect to the Qutopia Project shall have signed a memorandum of understanding with the Ministry of Tourism of the Sultanate of Oman with respect to the development of a real estate project in Oman known as the "Qutopia Project" as more fully described in the draft memorandum of understanding attached hereto as Exhibit M.

7.   Conditions Precedent to the Obligation of JOL to Effect the
Merger.   The obligation of JOL to effect the Merger is subject,
at its option, to the fulfillment on or prior to the Effective Time of the following conditions, any one or more of which may be waived by JOL:
     7.1 Representations and Warranties. The representations and warranties of Alfa and the Merger-Sub contained in this Merger Agreement shall be true and accurate on and as of the Effective Time with the same effect as though made on the Closing Date and Alfa and the merger-Sub shall have performed all obligations and complied with all covenants required by this Merger Agreement to be performed or complied with by them prior to such Effective Time; and Alfa and the merger-Sub shall have delivered to JOL a certificate dated at such Effective Time and signed by the Chairman of the Board of Directors, Chief Executive Officer or the President of Alfa and the Merger-Sub to the foregoing effect, to the best knowledge of the person giving such certificate.

     7.2   Litigation.   No action, suit or proceeding shall have
been instituted before any court or governmental or regulatory body or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages or a discovery order in connection with such transactions, or that has or may have, in the opinion of JOL, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of either Alfa or the Merger-Sub.

     7.3 Certified Copies of Board Resolutions and Consents. Alfa's and the Merger-Sub's respective corporate secretaries shall deliver to JOL a certified copy of the Resolutions of the Board of Directors of Alfa in the form attached hereto as Exhibit H and a certified copy of the Unanimous Joint Consent of the Directors and Sole Shareholder of the Merger-Sub in the form attached hereto as Exhibit F authorizing the execution, delivery and performance by Alfa and the Merger-Sub respectively of their obligations under this Merger Agreement.

8.     Termination.   This Merger Agreement may be terminated at
any time prior to the Effective Time (a) by the mutual consent of the Boards of Directors of Alfa and JOL, or (b) by either Alfa or JOL if the Merger shall not have been consummated on or before December 31, 2005.

9.     Indemnification.

A. In order to induce Alfa and the Merger-Sub to enter into this Agreement, and for other good and valuable consideration, receipt whereof is acknowledged, JOL agrees to indemnify Alfa and the Merger-Sub and their successors and assigns, and to hold them harmless in respect of (i) all liabilities of JOL of any nature, whether accrued, contingent, absolute or otherwise, as of the Effective Time, which are not disclosed or provided for in the financial statements delivered hereunder; (ii) any damage or deficiency arising from any misrepresentation or breach of warranty made by JOL herein; and (iii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees incident to the foregoing;

B. In order to induce JOL to enter into this Agreement, and for other good and valuable consideration, receipt whereof is acknowledged, Alfa and the merger-Sub agree to indemnify JOL and its successors and assigns, and to hold them harmless in respect of (i) any damage or deficiency arising from any misrepresentation or breach of warranty made by Alfa and/or the Merger-Sub herein; and (ii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees incident to the foregoing.

10.     Miscellaneous.

     10.1 Publicity. No publicity release or announcement concerning this Merger Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Alfa.

     10.2 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered, as follows (or to such other address as any party shall designate by notice given as herein provided):

if to Alfa or the Merger-Sub, to:
Alfa International Holdings Corp., or
Kuczynski Corp.
350 Fifth Avenue
Suite 1103
New York,  N.Y. 10118
Attn:  President

if to JOL to:
Journey of Light, Inc.
350 Fifth Avenue
Suite 1103
New York,  N.Y. 10118
Attn:  President

     10.3 Entire Agreement. This Merger Agreement (including the Exhibits) contains the entire agreement among the parties with respect to the Merger and related transactions, and supersedes all prior agreements, written or oral, with respect thereto.

     10.4 Modification. This Merger Agreement may be amended, supplemented, or modified by action taken by or on behalf of the respective Boards of Directors of the parties hereto at any time prior to the Effective Time. No such amendment, supplement, or modification shall be effective unless set forth in a written instrument duly executed by or on behalf of each party hereto.

     10.5 Waiver. Any waiver by any party of a breach of any term of this Merger Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors or by an officer of the waiving party.

     10.6 Governing Law. This Merger Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be fully performed therein, without giving effect to the rules governing the conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Merger Agreement or any other transactions contemplated hereby, or any document relating hereto or delivered in connection with the transactions contemplated hereby, may be brought only and exclusively in the Federal or State Courts located in the City, County and State of New York; and each party covenants and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court if it has been duly served with process, that its property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper.

     10.7 Binding Effect; No Assignment. This Merger Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Merger Agreement is not assignable except by operation of law.

     10.8 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     10.9 Counterparts. This Merger Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     10.10 Exhibits & Schedules. The Exhibits and Schedules are a part of this Merger Agreement as if fully set forth herein.

     10.11 Headings. The headings in this Merger Agreement are for reference only, and shall not affect the interpretation of this Merger Agreement.

     10.12 Confidentiality. In the event that the transactions contemplated herein are not consummated for any reason, the parties hereto covenant and agree, each with the other, that, except as otherwise authorized in writing none of the parties hereto or any of their directors, officers, representatives, agents or employees will disclose to third parties, directly or indirectly, any confidential information or confidential data relating to any of the parties hereto, their business or affairs discovered as a result of such party making available to any other party and its representatives the information requested by them in connection with the transactions contemplated herein.



     IN WITNESS WHEREOF, the parties have executed this Merger
Agreement the date first above written.






Kuczynski Corp.                         Journey of Light, Inc.



By:_______________________          By:__________________________
     Frank J. Drohan                    Patricia Ann Ricioppo
     President                          Secretary-Treasurer





Alfa International Holdings Corp.



By:_________________________
     Charles P. Kuczynski
     Vice-President






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